UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23999

Nuveen Enhanced CLO Income Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(800) 257-8787

Date of fiscal year end:	August 31

Date of reporting period:	February 28, 2025

Item 1.	Reports to Stockholders.

Nuveen Interval Funds

This semi-annual report contains the Fund’s unaudited financial statements.

Fund Name	Class A1	Class A2	Class I

Nuveen Enhanced CLO Income Fund	NCLYX	NCLZX	NCLOX

Semi-Annual Report

Table

of Contents

Important Notices

Portfolio manager commentaries: The Fund will include portfolio manager commentary in its annual shareholder report.

Fund changes: For changes that occurred to your Fund both during and after this reporting period, please refer to the Notes to Financial Statements section of this report.

Fund principal investment policies and principal risks: Refer to the Fund’s prospectus for information on the Fund’s principal investment policies and principal risks.

Fund performance: For current information on your Fund’s average annual total returns please refer to the Fund’s website at www. nuveen.com. For average annual total returns as of the end of this reporting period, please refer to the Fund Performance, Expense Ratios and Holding Summaries section within this report.

Fund Reorganization: Prior to commencement of the Fund’s operations, all of the assets of a Cayman Islands exempted limited partnership, Nuveen CLO Opportunities Master Fund LP (the “Master Fund”), through which Nuveen CLO Opportunities Fund LP, a private fund relying on an exemption from registration under section 3(c)(7) of the 1940 Act (the “Predecessor Fund”), invested were transferred to the Fund and the Predecessor Fund and the Master Fund ceased operations (the “Reorganization”). The Predecessor Fund distributed Class I Common Shares obtained in the Reorganization to limited partners (“LPs”) in the Predecessor Fund, with each LP receiving Class I Common Shares equal in value to the value of their holdings in the Predecessor Fund immediately prior to the Reorganization. Thereafter, the Predecessor Fund and the Master Fund ceased operations and were dissolved under state law. The Predecessor Fund was originally organized as a Delaware limited partnership on August 15, 2022 and commenced investment operations on September 30, 2022. The Predecessor Fund (through its investments in the Master Fund) had investment policies, an investment objective, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Predecessor Fund and the Master Fund were also managed by Nuveen Asset Management, LLC, who is the Fund’s sub-adviser and is responsible for investing the Fund’s Managed Assets, and is a subsidiary of the Fund’s investment adviser, Nuveen Fund Advisors, LLC.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of February 28, 2025. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investments value changes.

During the current reporting period, the Fund’s distributions to common shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Class A1	Class A2	Class I

February 2025*	$0.1710	$0.1750	$0.1835

Total Distributions from Net Investment Income	$0.1710	$0.1750	$0.1835

*Initial distribution declared by the Fund.

	Class A1	Class A2	Class I

Distribution Rate on NAV*	10.21%	10.45%	10.96%

*Distribution rate represents the latest declared distribution, annualized, divided by the Fund’s current net asset value (NAV) as of the end of the reporting period.

The Fund intends to declare distributions daily and pay such distributions monthly out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to the Notes to Financial Statements for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

REPURCHASE OFFER

In order to provide liquidity to common shareholders, the Fund has adopted a fundamental investment policy, which may only be changed by a majority vote of shareholders, to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable repurchase fee. Subject to approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 7.5% of the outstanding Common Shares at NAV. The Fund does not currently expect to charge a repurchase fee. Refer to the Notes to Financial Statements for further details on the Fund’s repurchase offer.

About the Fund’s Benchmark

S&P UBS Leveraged Loan Index: An index designed to measure the performance of the USD-denominated leveraged loan market. The index includes issuers from developed countries; issuers from developing countries are excluded. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Fund Performance, Expense Ratios and Holdings Summaries

The Fund Performance, Expense Ratios and Holdings Summaries for the Fund are shown within this section of the report.

Fund Performance

Performance data shown represents past performance and does not predict or guarantee future results. Investment returns and principal value will fluctuate so that when shares are repurchased, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.

Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at NAV would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchase of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements for more information.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A1 Shares at NAV only.

Expense Ratios

The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses. Refer to the Financial Highlights later in this report for the Fund’s expense ratios as of the end of the reporting period.

Holdings Summaries

The Holdings Summaries data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.

The Fund uses credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Enhanced CLO Income Fund (continued)

Fund Performance, Expense Ratios and Holdings Summaries

February 28, 2025

Fund Performance* and Expense Ratios

		Total Returns as of February 28, 2025**			Expense Ratios***
		Cumulative	Average Annual
	Performance Inception Date****	6-Month	1-Year	Since Inception****

Class A1 at NAV	9/30/22	6.80%	12.69%	15.65%	2.25%

Class A1 at maximum Offering Price	9/30/22	4.13%	9.87%	14.44%	–

S&P UBS Leveraged Loan Index	–	3.94%	8.19%	10.50%	–

Class A2	9/30/22	6.87%	12.77%	15.68%	2.00%

Class I	9/30/22	6.92%	12.82%	15.70%	1.50%

*

Effective on the close of business on January 10, 2025, all of the assets of a Cayman Islands exempted limited partnership through which a private fund invested (the “Predecessor Fund”) were transferred to the Fund (the “Reorganization”) and the Fund commenced investment operations. Performance portrayed prior to the date of the Reorganization reflects the Predecessor Fund which commenced investment operations on September 30, 2022. The Predecessor Fund was not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore was not subject to certain investment restrictions imposed by the 1940 Act on registered investment companies. If the Predecessor Fund had been registered under the 1940 Act, the Predecessor Fund’s performance may have been adversely affected. The performance for the Predecessor Fund has not been restated to reflect the current expenses of the Fund. If the current expenses of the Fund had been reflected, the performance of the Predecessor Fund would have been different because the Fund has different expenses than the Predecessor Fund. For purposes of Fund performance, relative results are measured against the S&P UBS Leveraged Loan Index.

**

Class A1 Shares have a maximum 2.50% sales charge (Offering Price). Class A1 Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1.50% if repurchased before the first day of the month in which the one-year anniversary of the purchase falls. Class A2 and Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

***

The expense ratios reflect the expenses of the Fund and not the Predecessor Fund. The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse Fund expenses through July 31, 2027 so that total annual Fund operating expenses (excluding distribution and/or service fees that may be applicable to a particular class of shares, issuance and dividend costs of preferred shares that may be issued by the Fund, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, litigation expenses and extraordinary expenses) do not exceed 1.50% of the average daily managed assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

****	The inception date for the performance information in the table is September 30, 2022, the date the Predecessor Fund commenced investment operations.

Fund Performance, Expense Ratios and Holdings Summaries February 28, 2025 (continued)

Holdings

Fund Allocation (% of net assets)

Asset-Backed Securities	99.0%

Short-Term Investment Companies	2.7%

Other Assets & Liabilities, Net	(1.7)%

Net Assets	100%

Portfolio Credit Quality (% of total investments)

AA	2.3%

A	6.8%

BBB	11.2%

BB or Lower	51.4%

N/R (not rated)	25.6%

N/A (not applicable)	2.7%

Total	100%

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $10,000 invested at January 10, 2025 (commencement of operations of the Fund) and held for the entire reporting period. The examples are also based on the Fund’s actual expenses, which may vary from the expense rates shown in the Fund’s prospectus.

What were the Fund’s costs for the period since inception? (based on a hypothetical $10,000 investment)

	Cost of a $10,000 investment	Cost paid as a percentage of $10,000 investment*

Class A1	$107	2.13%
Class A2	$94	1.86%
Class I	$71	1.40%

*	Annualized for period less than one year.

Portfolio of Investments February 28, 2025

ECLO

(Unaudited)

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 99.0%
		ASSET-BACKED SECURITIES - 99.0%
$1,250,000	(a),(b)	AIMCO CLO 14 Ltd, 2021 14A, (TSFR3M + 6.012%)	10.305%	04/20/34	$1,257,120
2,876,000	(a),(b)	AIMCO CLO 16 Ltd, 2021 16A, (TSFR3M + 1.650%)	5.953	07/17/37	2,895,272
1,000,000	(a),(b)	AIMCO CLO Series 2018-A, 2018 AA, (TSFR3M + 5.250%)	9.765	10/17/37	1,031,641
6,000,000	(a),(b)	AIMCO CLO Series 2018-A, 2018 AA, (TSFR3M + 2.850%)	7.365	10/17/37	6,092,880
2,500,000	(a),(b),(c)	Allegro CLO XV Ltd, 2022 1A, (TSFR3M + 5.500%)	0.000	04/20/38	2,512,500
250,000	(a),(b)	Anchorage Capital CLO 19 Ltd, 2021 19A, (TSFR3M + 7.512%)	11.814	10/15/34	222,707
1,500,000	(a),(b),(d)	Anchorage Capital CLO 19 Ltd, 2021 19A	0.000	10/15/34	529,878
2,000,000	(a),(b),(d)	ARES LX CLO Ltd, 2021 60A	0.000	07/18/34	1,095,862
2,000,000	(a),(b)	ARES LXXV CLO Ltd, 2024 75A, (TSFR3M + 1.850%)	6.152	01/15/37	2,001,950
2,000,000	(a),(b),(d)	ARES XLV CLO Ltd, 2017 45A	0.000	10/15/30	600,864
1,500,000	(a),(b)	ARES XXXIV CLO Ltd, 2015 2A, (TSFR3M + 7.112%)	11.414	04/17/33	1,507,293
1,000,000	(a),(b)	Bain Capital Credit CLO 2023-1 Ltd, 2023 1A, (TSFR3M + 4.900%)	9.208	04/16/36	1,005,013
3,000,000	(a),(b)	Basswood Park CLO Ltd, 2021 1A, (I/O)	0.000	04/20/34	37,851
3,000,000	(a),(b),(d)	Basswood Park CLO Ltd, 2021 1A	0.000	04/20/34	1,820,958
3,000,000	(a),(b)	Basswood Park CLO Ltd, 2021 1A, (I/O)	0.000	04/20/34	16,308
1,000,000	(a),(b)	Battalion CLO XI Ltd, 2017 11A, (LIBOR 3 M + 7.112%)	8.034	04/24/34	926,250
2,500,000	(a),(b)	Benefit Street Partners CLO IX Ltd, 2016 9A, (TSFR3M + 5.900%)	10.520	10/20/37	2,571,405
2,000,000	(a),(b)	Benefit Street Partners CLO XXXVIII Ltd, 2024 38A, (TSFR3M + 4.000%)	8.313	01/25/38	2,027,480
900,000	(a),(b)	Boyce Park CLO Ltd, 2022 1A, (TSFR3M + 1.750%)	6.367	04/21/35	903,470
1,000,000	(a),(b)	Boyce Park CLO Ltd, 2022 1A, (TSFR3M + 6.250%)	10.543	04/21/35	1,005,432
32,150,000	(a),(b),(d)	Buttermilk Park CLO Ltd, 2018 1A	0.000	10/15/31	9,490,359
1,778,000	(a),(b),(d)	Carlyle US CLO 2018-2 Ltd, 2018 2A	0.000	10/15/31	457,360
962,000	(a),(b)	Carlyle US CLO 2022-4 Ltd, 2022 4A, (TSFR3M + 6.750%)	11.376	07/25/36	990,256
1,500,000	(a),(b)	Cayuga Park CLO Ltd, 2020 1A, (TSFR3M + 6.262%)	1.000	07/17/34	1,514,447
1,500,000	(a),(b),(d)	CIFC Funding 2017-III Ltd, 2017 3A	0.000	04/20/37	520,941
6,825,000	(a),(b),(d)	CIFC Funding 2018-II Ltd, 2018 2A	0.000	10/20/37	3,232,511
4,250,000	(a),(b)	CIFC Funding 2019-I Ltd, 2019 1A, (TSFR3M + 5.750%)	10.043	10/20/37	4,403,374
2,775,000	(a),(b)	CIFC Funding 2020-I Ltd, 2020 1A, (TSFR3M + 6.512%)	10.814	07/15/36	2,801,818
555,000	(a),(b)	CIFC Funding 2020-II Ltd, 2020 2A, (TSFR3M + 2.312%)	6.605	10/20/34	556,267
1,540,000	(a),(b)	CIFC Funding 2020-II Ltd, 2020 2A, (LIBOR 3 M + 6.762%)	11.055	10/20/34	1,554,795
2,000,000	(a),(b)	CIFC Funding 2020-III Ltd, 2020 3A, (LIBOR 3 M + 6.762%)	9.210	10/20/34	2,020,224
2,500,000	(a),(b)	CIFC Funding 2021-I Ltd, 2021 1A, (TSFR3M + 6.000%)	10.300	07/25/37	2,577,765
750,000	(a),(b),(d)	CIFC Funding 2021-II, 2021 2A	0.000	04/15/34	444,405
2,250,000	(a),(b)	CIFC Funding 2021-IV Ltd, 2021 4A, (TSFR3M + 6.200%)	10.490	07/23/37	2,309,072
4,000,000	(a),(b)	CIFC Funding 2021-V Ltd, 2021 5A, (TSFR3M + 1.800%)	5.469	01/15/38	4,023,540
925,000	(a),(b)	CIFC Funding 2022-II Ltd, 2022 2A, (TSFR3M + 4.750%)	9.066	04/19/35	928,196
2,000,000	(a),(b)	CIFC Funding 2024-V Ltd, 2024 5A, (TSFR3M + 2.850%)	7.179	01/22/38	2,048,760
750,000	(a),(b)	Dryden 50 Senior Loan Fund, 2017 50A, (LIBOR 3 M + 6.522%)	10.824	07/15/30	756,462
2,000,000	(a),(b)	Elmwood CLO 26 Ltd, 2024 1A, (TSFR3M + 6.450%)	10.743	04/18/37	2,069,190
2,000,000	(a),(b),(d)	Elmwood CLO I Ltd, 2019 1A	0.000	04/20/37	1,373,874
5,000,000	(a),(b)	Elmwood CLO VII Ltd, 2020 4A, (TSFR3M + 5.900%)	10.455	10/17/37	5,105,070
3,000,000	(a),(b)	Elmwood CLO VIII Ltd, 2021 1A, (TSFR3M + 6.250%)	10.543	04/20/37	3,063,585
2,250,000	(a),(b)	Flatiron CLO 18 Ltd, 2018 1A, (LIBOR 3 M + 5.412%)	6.194	04/17/31	2,269,366
1,000,000	(a),(b)	Flatiron CLO 19 Ltd, 2019 1A, (TSFR3M + 6.362%)	10.685	11/16/34	1,005,610
2,750,000	(a),(b)	Galaxy 31 CLO Ltd, 2023 31A, (TSFR3M + 8.430%)	12.732	04/15/36	2,788,519
500,000	(a),(b)	Galaxy XX CLO Ltd, 2015 20A, (TSFR3M + 2.862%)	7.155	04/20/31	502,328
1,500,000	(a),(b)	Goldentree Loan Management US CLO 12 Ltd, 2022 12A, (TSFR3M + 5.700%)	9.993	07/20/37	1,553,669
2,500,000	(a),(b),(c)	Goldentree Loan Management US CLO 6 Ltd, 2019 6A, (TSFR3M + 4.500%)	0.000	04/20/35	2,512,500
3,000,000	(a),(b)	Goldentree Loan Management US CLO 7 Ltd, 2020 7A, (TSFR3M + 5.250%)	9.543	04/20/34	3,010,452
1,000,000	(a),(b)	GoldentTree Loan Management US CLO 1 Ltd, 2021 11A, (LIBOR 3 M + 7.762%)	8.563	10/20/34	987,005
37,700,000	(a),(b),(d)	Hamlin Park CLO Ltd, 2024 1A	0.000	10/20/37	2,262
18,900,000	(a),(b),(d)	Hamlin Park CLO Ltd, 2024 1A	0.000	10/20/37	18,361,596
875,000	(a),(b)	Harriman Park CLO Ltd, 2020 1A, (TSFR3M + 6.662%)	10.955	04/20/34	883,920
2,000,000	(a),(b)	Invesco US CLO 2023-1 Ltd, 2023 1A, (TSFR3M + 6.900%)	11.190	04/22/37	2,050,148

10	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ASSET-BACKED SECURITIES (continued)
$1,500,000	(a),(b)	KKR CLO 22 Ltd, 2018 22A, (TSFR3M + 6.262%)	10.555%	07/20/31	$1,509,861
5,000,000	(a),(b),(d)	KKR CLO 32 Ltd, 2020 32A	0.000	04/15/37	3,033,060
1,000,000	(a),(b)	KKR CLO 32 Ltd, 2024 32A, (TSFR3M + 5.300%)	9.602	04/15/37	1,023,302
1,000,000	(a),(b)	KKR CLO 37 Ltd, 2021 37A, (TSFR3M + 7.362%)	11.655	01/20/35	1,000,050
4,000,000	(a),(b)	KKR CLO 40 Ltd, E 40A, (TSFR3M + 7.250%)	11.543	10/20/34	4,038,368
2,500,000	(a),(b)	Madison Park Funding Ltd, 2018 29A, (TSFR3M + 5.962%)	10.255	10/18/30	2,517,293
750,000	(a),(b)	Magnetite XIX Ltd, 2017 19A, (TSFR3M + 5.100%)	9.403	04/17/34	752,016
1,500,000	(a),(b)	Magnetite Xli Ltd, 2024 41A, (TSFR3M + 1.780%)	6.093	01/25/38	1,508,625
1,250,000	(a),(b)	Magnetite XXIII Ltd, 2019 23A, (TSFR3M + 2.312%)	6.612	01/25/35	1,253,230
750,000	(a),(b)	Magnetite XXVII Ltd, 2020 27A, (TSFR3M + 6.262%)	10.555	10/20/34	756,643
500,000	(a),(b)	Magnetite XXXI Ltd, 2021 31A, (TSFR3M + 3.262%)	7.564	07/15/34	503,856
3,000,000	(a),(b)	Magnetite XXXV Ltd, 2022 35A, (TSFR3M + 7.250%)	11.550	10/25/36	3,066,669
1,000,000	(a),(b)	Magnetite XXXVII Ltd, 2023 37A, (TSFR3M + 7.000%)	11.293	10/20/36	1,031,714
750,000	(a),(b)	MidOcean Credit CLO XVI, 2024 16A, (TSFR3M + 2.000%)	6.411	10/20/37	750,920
1,650,000	(a),(b)	Neuberger Berman CLO XVI-S Ltd, 2017 16SA, (TSFR3M + 8.552%)	8.531	04/15/34	1,641,413
4,135,000	(a),(b),(d)	Neuberger Berman CLO XXI Ltd, 2016 21A	0.000	01/20/39	2,824,048
7,750,000	(a),(b)	Neuberger Berman CLO XXI Ltd, 2016 21A, (TSFR3M + 5.250%)	9.543	01/20/39	7,870,946
3,000,000	(a),(b)	Neuberger Berman Loan Advisers CLO 24 Ltd, 2017 24A, (TSFR3M + 7.000%)	11.290	10/19/38	3,103,365
750,000	(a),(b)	Neuberger Berman Loan Advisers CLO 35 Ltd, 2019 35A, (TSFR3M + 7.262%)	11.555	01/19/33	754,847
670,000	(a),(b)	Neuberger Berman Loan Advisers CLO 40 Ltd, 2021 40A, (TSFR3M + 6.112%)	10.419	04/16/33	677,537
500,000	(a),(b)	Neuberger Berman Loan Advisers CLO 40 Ltd, 2021 40A, (TSFR3M + 3.012%)	7.319	04/16/33	502,803
2,500,000	(a),(b)	Neuberger Berman Loan Advisers CLO 41 Ltd, 2021 41A, (TSFR3M + 6.762%)	11.064	04/15/34	2,524,502
2,000,000	(a),(b)	Neuberger Berman Loan Advisers CLO 42 Ltd, 2021 42A, (TSFR3M + 1.850%)	6.171	07/16/36	2,005,000
750,000	(a),(b)	Neuberger Berman Loan Advisers CLO 42 Ltd, 2021 42A, (TSFR3M + 2.500%)	6.821	07/16/36	752,812
2,000,000	(a),(b)	Neuberger Berman Loan Advisers CLO 55 Ltd, 2024 55A, (TSFR3M + 6.500%)	10.790	04/22/38	2,065,806
1,000,000	(a),(b)	Neuberger Berman Loan Advisers CLO 57 Ltd, 2024 57A, (TSFR3M + 2.000%)	6.600	10/24/38	1,004,625
1,500,000	(a),(b)	Neuberger Berman Loan Advisers LaSalle Street Lending CLO II Ltd, 2024 2A, (TSFR3M + 7.500%)	11.793	04/20/38	1,547,896
1,750,000	(a),(b)	Neuberger Berman Loan Advisers NBLA CLO 52 Ltd, 2022 52A, (TSFR3M + 6.000%)	10.297	10/24/38	1,813,121
1,000,000	(a),(b)	Newark BSL CLO 1 Ltd, 2016 1A, (TSFR3M + 6.512%)	10.812	12/21/29	1,003,949
1,000,000	(a),(b)	Octagon Investment Partners 43 Ltd, 2019 1A, (TSFR3M + 6.862%)	11.162	10/25/32	1,004,916
750,000	(a),(b)	OHA Credit Funding 2 Ltd, 2019 2A, (TSFR3M + 3.700%)	7.980	01/21/38	754,189
1,000,000	(a),(b)	OHA Credit Funding 4 Ltd, 2019 4A, (TSFR3M + 2.700%)	6.990	01/22/38	1,022,530
1,000,000	(a),(b)	OHA Credit Funding 8 Ltd, 2021 8A, (TSFR3M + 2.650%)	6.930	01/20/38	1,013,480
750,000	(a),(b)	OHA Credit Funding 8 Ltd, 2021 8A, (TSFR3M + 1.750%)	6.030	01/20/38	754,585
2,750,000	(a),(b),(d)	Palmer Square CLO 2015-1 Ltd, 2015 1A	0.000	05/21/34	830,775
3,500,000	(a),(b),(d)	Palmer Square CLO 2021-4 Ltd, 2021 4A	0.000	10/15/34	2,015,727
1,500,000	(a),(b)	Palmer Square CLO 2022-4 Ltd, 2022 4A, (TSFR3M + 5.500%)	10.061	10/20/37	1,532,497
2,000,000	(a),(b)	Palmer Square CLO 2023-1 Ltd, 2023 1A, (TSFR3M + 3.750%)	8.043	01/20/38	2,024,520
1,750,000	(a),(b),(c)	Palmer Square CLO 2025-1 Ltd, 2025 1A, (TSFR3M + 4.500%)	0.000	04/20/38	1,758,750
938,000	(a),(b)	Palmer Square CLO Ltd, 2022 1A, (TSFR3M + 6.350%)	10.643	04/20/35	945,862
500,000	(a),(b)	Point Au Roche Park CLO Ltd, 2021 1A, (TSFR3M + 6.362%)	10.655	07/20/34	504,368
1,902,349	(a),(b)	Rad CLO 15 Ltd, 2021 15A, (TSFR3M + 6.462%)	10.755	01/20/34	1,918,076
2,500,000	(a),(b)	Rad CLO 24 Ltd, 2024 24A, (TSFR3M + 6.500%)	10.793	07/20/37	2,577,522
250,000	(a),(b)	Rad CLO 5 Ltd, 2019 5A, (TSFR3M + 6.962%)	11.258	07/24/32	252,580
1,500,000	(a),(b)	Rad CLO 6 Ltd, 2019 6A, (TSFR3M + 6.750%)	11.043	10/20/37	1,537,869
1,000,000	(a),(b)	Rad CLO 9 Ltd, 2020 9A, (TSFR3M + 5.750%)	10.065	01/15/38	1,004,844
875,000	(a),(b)	Regatta 30 Funding Ltd, 2024 4A, (TSFR3M + 1.650%)	5.963	01/25/38	880,987
500,000	(a),(b)	Regatta XXII Funding Ltd, 2022 2A, (TSFR3M + 1.700%)	5.993	07/20/35	501,624
1,500,000	(a),(b)	Regatta XXIII Funding Ltd, 2021 4A, (LIBOR 3 M + 6.962%)	7.763	01/20/35	1,507,273
1,250,000	(a),(b)	Rockford Tower CLO 2017-3 Ltd, 2017 3A, (LIBOR 3 M + 6.012%)	6.813	10/20/30	1,254,516

See Notes to Financial Statements	11

Portfolio of Investments February 28, 2025 (continued)

ECLO

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ASSET-BACKED SECURITIES (continued)
$1,850,000	(a),(b)	Rockford Tower CLO 2022-2 Ltd, 2022 2A, (TSFR3M + 5.150%)	9.443%	10/20/35	$1,882,073
1,000,000	(a),(b)	Sixth Street CLO VIII Ltd, 2017 8A, (TSFR3M + 6.750%)	11.043	10/20/34	1,001,668
1,000,000	(a),(b)	Sixth Street CLO XIX Ltd, 2021 19A, (LIBOR 3 M + 6.162%)	6.035	07/20/34	1,004,341
3,000,000	(a),(b)	TCW CLO 2020-1 Ltd, 2020 1A, (TSFR3M + 3.400%)	7.693	04/20/34	3,010,104
2,719,000	(a),(b)	TCW CLO 2021-2 Ltd, 2021 2A, (LIBOR 3 M + 7.122%)	6.985	07/25/34	2,732,233
1,000,000	(a),(b)	TCW CLO 2022-1 Ltd, 2022 1A, (TSFR3M + 2.500%)	6.790	04/22/33	1,003,239
3,000,000	(a),(b)	TCW CLO 2024-1 Ltd, 2024 1A, (TSFR3M + 7.090%)	11.398	01/16/37	3,081,015
2,000,000	(a),(b),(c)	TCW CLO 2025-1 Ltd, 2025 1A, (TSFR3M + 5.900%)	0.000	04/20/38	2,010,000
1,500,000	(a),(b)	Thayer Park CLO Ltd, 2017 1A, (TSFR3M + 9.132%)	1.000	04/20/34	1,404,376
1,000,000	(a),(b)	TICP CLO XI Ltd, 2018 11A, (TSFR3M + 6.700%)	11.000	04/25/37	1,026,915
1,000,000	(a),(b)	Trinitas CLO Ltd, 2021 18A, (TSFR3M + 7.312%)	11.605	01/20/35	999,793
3,000,000	(a),(b),(d)	Unity-Peace Park CLO Ltd, 2022 1A	0.000	04/20/35	1,910,373
1,500,000	(a),(b)	Upland CLO Ltd, 2016 1A, (TSFR3M + 3.162%)	7.455	04/20/31	1,508,313

		TOTAL ASSET-BACKED SECURITIES (Cost $220,173,610)			219,241,990

		TOTAL LONG-TERM INVESTMENTS (Cost $220,173,610)			219,241,990

SHARES		DESCRIPTION	RATE		VALUE

		SHORT-TERM INVESTMENTS - 2.7%
		INVESTMENT COMPANIES - 2.7%
6,033,730		State Street Institutional Treasury Money Market Fund	4.270(e)		6,033,730

		TOTAL INVESTMENT COMPANIES (Cost $6,033,730)			6,033,730

		TOTAL SHORT-TERM INVESTMENTS (Cost $6,033,730)			6,033,730

		TOTAL INVESTMENTS - 101.7% (Cost $226,207,340)			225,275,720

		OTHER ASSETS & LIABILITIES, NET - (1.7)%			(3,867,423)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$221,408,297

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

I/O	Interest only security

LIBOR	London Inter-Bank Offered Rate

M	Month

TSFR3M	CME Term Secured Overnight Financing Rate 3 Month

(a)	Floating or variable rate security includes the reference rate and spread, unless the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the reporting period, the aggregate value of these securities is $219,241,990 or 97.3% of Total Investments.

(c)	When-issued or delayed delivery security.

(d)	CLO subordinate notes, income notes, Y notes and M notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(e)	The rate shown is the annualized seven-day subsidized yield as of end of the reporting period.

12	See Notes to Financial Statements

Statement of Assets and Liabilities

February 28, 2025 (Unaudited)	Enhanced CLO Income

ASSETS
Long-term investments, at value†	$219,241,990
Short-term investments, at valueà	6,033,730
Receivables:
Interest	2,116,487
Investments sold	5,000,000
Reimbursement from Adviser	16,045
Other	56,168

Total assets	232,464,420

LIABILITIES
Payables:
Management fees	236,996
Dividends	2,021,042
Investments purchased - when-issued/delayed-delivery settlement	8,750,000
Accrued expenses:
Custodian fees	10,260
Trustees fees	1,036
Professional fees	14,987
Shareholder reporting expenses	5,329
Shareholder servicing agent fees	9,514
Distribution and service fees (12b-1)	24
Other	6,935

Total liabilities	11,056,123

Net assets applicable to common shares	$221,408,297

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:

Paid-in capital	$220,290,449

Total distributable earnings (loss)	1,117,848

Net assets applicable to common shares	$221,408,297

† Long-term investments, cost	$220,173,610

à Short-term investments, cost	6,033,730

Enhanced CLO Income

CLASS A1:
Net assets	$25,118
Common Shares outstanding	1,250
Net asset value (“NAV”) per common share	$20.09
Maximum sales charge	2.50%
Offering price per common share (NAV per common share plus maximum sales charge)	$20.61

CLASS A2:
Net assets	$25,122
Common Shares outstanding	1,250
NAV and offering price per common share	$20.10

CLASS I:
Net assets	$221,358,057
Common Shares outstanding	11,011,956
NAV and offering price per common share	$20.10

Authorized shares - per class	Unlimited
Par value per common share	$ 0.01

See Notes to Financial Statements

Statement of Operations

For the period January 10, 2025 (commencement of operations) through February 28, 2025 (Unaudited)		Enhanced CLO Income

INVESTMENT INCOME
Interest	$	4,516,553

Total investment income		4,516,553

EXPENSES

Management fees		383,341
Distribution and service fees (12b-1) - Class A1		24
Distribution and service fees (12b-1) - Class A2		16
Shareholder servicing agent fees - Class A1		1
Shareholder servicing agent fees - Class A2		1
Shareholder servicing agent fees - Class I		9,512
Trustees fees		815
Custodian expenses		10,260
Registration fees		6,935
Professional fees		14,987
Shareholder reporting expenses		5,200
Other		3,599

Total expenses before fee waiver/expense reimbursement		434,691
Fee waiver/expense reimbursement		(18,329)

Net expenses		416,362

Net investment income (loss)		4,100,191

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments		(29,681)

Net realized gain (loss)		(29,681)

Change in unrealized appreciation (depreciation) on:
Investments		(931,620)

Net change in unrealized appreciation (depreciation)		(931,620)

Net realized and unrealized gain (loss)		(961,301)

Net increase (decrease) in net assets applicable to common shares from operations	$	3,138,890

See Notes to Financial Statements

Statement of Changes in Net Assets

Enhanced CLO Income
Unaudited For the period 1/10/25 (commencement of operations) through 2/28/25

OPERATIONS
Net investment income (loss)	$4,100,191
Net realized gain (loss)	(29,681)
Net change in unrealized appreciation (depreciation)	(931,620)

Net increase (decrease) in net assets applicable to common shares from operations	3,138,890

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends:
Class A1	(214)
Class A2	(219)
Class I	(2,020,609)

Total distributions	(2,021,042)

FUND SHARE TRANSACTIONS
Fund Reorganization	220,240,449

Net increase (decrease) applicable to common shares from Fund share transactions	220,240,449

Net increase (decrease) in net assets applicable to common shares	221,358,297

Net assets applicable to common shares at the beginning of the period	50,000

Net assets applicable to common shares at the end of the period	$221,408,297

See Notes to Financial Statements

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations			Less Distributions to Common Shareholders
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Total	Common Share Net Asset Value, End of Period

Enhanced CLO Income

Class A1
2/28/25(d),(e)	$20.00	$0.38	$(0.12)	$0.26	$(0.17)	$—	$(0.17)	$20.09

Class A2
2/28/25(d),(e)	20.00	0.38	(0.10)	0.28	(0.18)	—	(0.18)	20.10

Class I
2/28/25(d),(e)	20.00	0.40	(0.12)	0.28	(0.18)	—	(0.18)	20.10

(a)	Based on average common shares outstanding.
(b)	Total returns are at NAV and do not include any sales charge. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Notes to Financial Statements for more information.
(d)	Unaudited.
(e)	For the period January 10, 2025 (commencement of operations) through February 28, 2025.
(f)	Annualized.

	Common Share Supplemental Data/ Ratios Applicable to Common Shares

		Ratios to Average Net Assets
Common Share Total Return(b)	Net Assets, End of Period (000)	Gross Expenses	Net Expenses(c)	NII (Loss)(c)	Portfolio Turnover Rate

1.31%	$25	2.19%(f)	2.13%(f)	13.05%(f)	7%

1.37	25	1.92 (f)	1.86 (f)	13.32 (f)	7

1.42	221,358	1.46 (f)	1.40 (f)	13.77 (f)	7

See Notes to Financial Statements

Notes to Financial Statements

(Unaudited)

1.  General Information

Fund Information: The fund covered in this report is Nuveen Enhanced CLO Income Fund (the “Fund”). The Fund is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a closed-end management investment company that continually offers its common shares of beneficial interest (“Common Shares”) and is operated as an “interval fund.” The Fund was organized as a Massachusetts business trust on August 29, 2024.

Current Fiscal Period: The end of the reporting period for the Fund is February 28, 2025, and the period covered by these Notes to Financial Statements is the fiscal period January 10, 2025 (commencement of operations) through February 28, 2025 (the “current fiscal period”).

Investment Adviser and Sub-Adviser: The Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Fund Reorganization: Prior to commencement of the Fund’s operations, all of the assets of a Cayman Islands exempted limited partnership, Nuveen CLO Opportunities Master Fund LP (the “Master Fund”), through which Nuveen CLO Opportunities Fund LP, a private fund relying on an exemption from registration under section 3(c)(7) of the 1940 Act (the “Predecessor Fund”), invested were transferred to the Fund and the Predecessor Fund and the Master Fund ceased operations (the “Reorganization”). The Predecessor Fund distributed 11,011,956 Class I Common Shares, valued at $220,240,449, obtained in the Reorganization to limited partners (“LPs”) in the Predecessor Fund, with each LP receiving Class I Common Shares equal in value to the value of their holdings in the Predecessor Fund immediately prior to the Reorganization. Thereafter, the Predecessor Fund and the Master Fund ceased operations and were dissolved under state law. The Predecessor Fund was originally organized as a Delaware limited partnership on August 15, 2022 and commenced investment operations on September 30, 2022. The Predecessor Fund (through its investments in the Master Fund) had investment policies, an investment objective, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Predecessor Fund and the Master Fund were also managed by the Sub-Adviser.

Share Classes and Sales Charges: Class A1 Shares are generally sold with an up-front sales charge. Class A1 Share purchases of $250,000 or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1.50% if repurchased before the first day of the month in which the one-year anniversary of the purchase falls. Class A2 Shares and Class I Shares are sold without an upfront sales charge.

2.  Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.

Compensation: The Fund pays no compensation directly to those of its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Distributions to Common Shareholders: Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investments and Investment Income: Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Multiclass Operations and Allocations: Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Netting Agreements: In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Fund’s Portfolio of Investments or Statement of Assets and Liabilities.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described later in these Notes to Financial Statements.

Organizational Expenses: Prior to the commencement of operations on January 10, 2025, the Fund had no operations other than those related to organizational matters and the Fund’s initial contribution of $50,000 by the Adviser.

Segment Reporting: In November 2023, the FASB issued Accounting Standard Update (“ASU”) No. 2023-07, Segment Reporting (Topic 280) Improvements to Reportable Segment Disclosures (“ASU 2023-07”). The amendments in ASU 2023-07 improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses. ASU 2023-07 also requires a public entity that has a single reportable segment to provide all the disclosures required by the amendments in ASU 2023-07 and all existing segment disclosures in Topic 280. The amendments in ASU 2023-07 are effective for fiscal years beginning after December 15, 2023, and interim periods within fiscal years beginning after December 15, 2024. The Fund adopted ASU 2023-07 during the current reporting period. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial positions or the results of their operations.

The officers of the Fund act as the chief operating decision maker (“CODM”). The Fund represents a single operating segment. The CODM monitors the operating results of the Fund as a whole and is responsible for the Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

New Accounting Pronouncement: In December 2023, the FASB issued ASU No. 2023-09, Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 are effective for annual periods beginning after December 15, 2024. Management is currently evaluating the implications of these changes on the financial statements.

3.  Investment Valuation and Fair Value Measurements

The Fund’s investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers,

Notes to Financial Statements (continued)

evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Investments in investment companies are valued at their respective NAVs or share price on the valuation date and are generally classified as Level 1.

For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Fund’s investments as of the end of the reporting period, based on the inputs used to value them:

Enhanced CLO Income	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Asset-Backed Securities	$–	$219,241,990	$–	$219,241,990
Short-Term Investments:
Investment Companies	6,033,730	–	–	6,033,730

Total	$6,033,730	$219,241,990	$–	$225,275,720

4.  Portfolio Securities

Collateralized Loan Obligations: Collateralized Loan Obligations (“CLOs”) are asset-backed securities that are typically collateralized principally by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade (commonly known as “high yield” or “junk” bonds). The special purpose entity typically issues one or more classes (sometimes referred to as “tranches”) of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CLOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CLO structure to obtain the desired credit ratings for the most highly rated debt securities issued by a CLO. The types of credit enhancement used include “internal” credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts. The key feature of the CLO structure is the prioritization of the cash flows from a pool of securities among the several tranches of the CLO. As interest payments are received, the CLO makes contractual interest payments to each tranche of debt based on its seniority. If there are funds remaining after each tranche of debt receives its contractual interest rate and the CLO meets or exceeds required collateral coverage levels (or other similar covenants), the remaining funds may be paid to the subordinated tranche (often referred to as the “residual” or “equity” tranche). The contractual provisions setting out this order of payments are set out in detail in the relevant CLO’s indenture. These provisions are referred to as the “priority of payments” or the “waterfall” and determine the terms of payment of any other obligations that may be required to be paid ahead of payments of interest and principal on the securities issued by a CLO. In addition, for payments to be made to each tranche, after the most senior tranche of debt, there are various tests that must be complied with, which are different for each CLO. If a coverage test is failing, proceeds will be diverted to repay principal on the senior tranches until the test passes.

Zero Coupon Securities: A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Purchases and Sales: Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	Non-U.S. Government Sales and Maturities

Enhanced CLO Income	$234,462,318	$14,247,445

The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

5.  Derivative Investments

The Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Market and Counterparty Credit Risk: In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

6.  Fund Shares

Quarterly Repurchase Offer: In order to provide liquidity to common shareholders, the Fund has adopted a fundamental policy, which may only be changed by a majority vote of shareholders, to make quarterly offers to repurchase between 5% and 25% of its outstanding Common Shares at NAV, reduced by any applicable repurchase fee. Subject to approval of the Board, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 7.5% of the outstanding Common Shares at NAV. The Fund does not currently expect to charge a repurchase fee and no amounts were charged during the current fiscal period. However, the Fund may charge a repurchase fee of up to 2.00% of the repurchase proceeds, which the Fund would retain to help offset non-de minimis estimated costs related to the repurchase incurred by the Fund, directly or indirectly, as a result of repurchasing Common Shares, thus allocating estimated transaction costs to the Common Shareholder whose Common Shares are being repurchased.

During the current fiscal period, the Fund did not engage in any repurchase offers.

Common Share Transactions

Transactions in common shares during the current fiscal period were as follows:

	For the period 1/10/25 (commencement of operations) through 2/28/25*
Enhanced CLO Income	Shares	Amount

Shares issued in the Reorganization:
Class I	11,011,956	220,240,449

Total Reorganization	11,011,956	220,240,449

Net increase (decrease)	11,011,956	$220,240,449

*	Prior to the commencement of operations, the Adviser owned 1,250 of Class A1 and 1,250 of Class A2 shares, which are still held as of the end of the current fiscal period.

7.  Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund is subject to federal taxation.

The Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed the Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.

Notes to Financial Statements (continued)

As of the end of the reporting period, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

Enhanced CLO Income	$226,223,431	$2,098,064	$(3,045,775)	$(947,711)

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

8.  Management Fees and Other Transactions with Affiliates

Management Fees: The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate

For the first $125 million	1.1900%
For the next $125 million	1.1775
For the next $250 million	1.1650
For the next $500 million	1.1525
For the next $1 billion	1.1400

The annual complex-level fee, payable monthly, for the Fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee

For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end funds and Nuveen branded open-end funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds, Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of February 28, 2025, the complex-level fee rate for the Fund was as follows:

Fund	Complex-Level Fee

Enhanced CLO Income	0.1574%

The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2027, so that the total annual operating expenses of the Fund (excluding any distribution and/or service fees that may be applicable to a particular class of shares, issuance and dividend costs of Preferred Shares that may be issued by the Fund, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, litigation expenses and extraordinary expenses) do not exceed 1.50% of the average daily managed assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board.

Distribution and Service Fees: The Fund has adopted a Distribution and Servicing Plan for Class A1 Common Shares and Class A2 Common Shares of the Fund. The Distribution and Servicing Plan operates in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its Common Shares. Although the Fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to, among other things, impose distribution and shareholder servicing fees. The Distribution and Servicing Plan permits the Fund to compensate the Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, for using reasonable efforts to secure purchasers of the Fund’s Common Shares, including by providing continuing information and investment services and/or by making payments to certain authorized institutions in connection with the sale of Common Shares or servicing of shareholder accounts. Most or all of the distribution and/ or service fees are paid to financial firms through which Shareholders may purchase or hold Class A1 Common Shares and/or Class A2 Common Shares. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class

A1 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A1 Common Shares) is 0.75%. The maximum annual rates at which the distribution and/or servicing fees may be paid under the Distribution and Servicing Plan for Class A2 Common Shares (calculated as a percentage of the Fund’s average daily net assets attributable to the Class A2 Common Shares) is 0.50%.

Other Transactions with Affiliates: The Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Fund did not engage in cross-trades pursuant to these procedures.

Additional Fund Information

(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Transfer Agent and Shareholder Services DST Asset Manager Solutions, Inc. (DST) 333 West 11th Street 5th Floor Kansas City, MO 64105 (800) 257-8787

Portfolio of Investments Information The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)

Asset-Backed Securities (ABS): Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Collateralized Loan Obligation (CLO): A security backed by a pool of debt, often low rated corporate loans. Collateralized loan obligations (CLOs) are similar to collateralized mortgage obligations, except for the different type of underlying loan.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Statement Regarding Basis for Approval of Investment Advisory Contract

(Unaudited)

Nuveen Enhanced CLO Income Fund (ECLO)

The Approval Process

At the meeting held on November 19-20, 2024 (the “Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of Nuveen Enhanced CLO Income Fund (the “Fund”), which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)), considered and approved the investment management agreement (the “Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (the “Adviser”) would serve as investment adviser to the Fund and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) pursuant to which Nuveen Asset Management, LLC (the “Sub-Adviser”) would serve as investment sub-adviser to the Fund. The Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.” The references to the Board and the Board Members are interchangeable. The Board Members oversee both a group of funds advised by the Adviser (the “Nuveen funds”) and a group of funds advised by Teachers Advisors, LLC (“TAL” and such funds, the “TC funds”), an affiliate of the Adviser, as the result of a consolidation of the boards of the Nuveen funds and the TC funds that became effective in January 2024.

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Board Members had received, in adequate time in advance of the Meeting and/or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser;

•	certain performance-related information (as described below);

•	certain profitability-related information (as described below);

•	the proposed management fees for the Fund, including comparisons of such management fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected net total expense ratio with the net total expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or at prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/ or at prior meetings, the Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Board Members considered the Advisory Agreements. As outlined in more detail below, the Board Members considered various factors they believed relevant with respect to the Fund. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. As applicable, the Board Members also considered information they had received in their capacity as trustees or directors of other registered investment companies advised by the Fund Advisers.

A. Nature, Extent and Quality of Services

The Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Board meets regularly throughout the year to oversee the funds in the fund complex, including funds currently advised by the Fund Advisers, Board Members may have, in part, relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.

At the Meeting and/or at prior meetings, the Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that such Fund Adviser or its affiliates provide to the applicable funds and are expected to provide to the Fund; and the experience of the respective Fund Adviser. Further, at the Meeting and/or at prior meetings, the Board Members evaluated the background and experience of the relevant investment personnel.

The Board has considered that the Adviser provides a wide array of management, oversight and other services to manage and operate the applicable funds. The Board has considered the Adviser’s and its affiliates’ dedication of resources, time, people and capital as well as continual program of improvement and innovation aimed at enhancing the funds and fund complex for investors and meeting the needs of an increasingly complex regulatory environment. In particular, over the past several years, the Board has considered the significant resources, both financial and personnel, the Adviser and its affiliates have committed in working to consolidate the Nuveen fund family and TC fund family under one centralized umbrella. The Board has considered that the organizational changes in bringing together Nuveen, its affiliates and TIAA’s (as defined below) asset management businesses, consolidating the Nuveen and TC fund families and other initiatives were anticipated to provide various benefits for the funds through, among other things, enhanced operating efficiencies, centralized investment leadership and a centralized shared resources and support model. As part of these efforts, as noted above, the boards of the TC funds and Nuveen funds were consolidated effective in January 2024.

In considering the breadth and quality of services the Adviser and its various teams provide, the Board has considered that the Adviser provides investment advisory services. With respect to the Nuveen funds, such funds utilize sub-advisers to manage the portfolios of the funds subject to the supervision of the Adviser. In addition to investment advisory services, the Board has considered the extensive compliance, regulatory, administrative and other services the Adviser and its various teams or affiliates provide to manage and operate the applicable funds. Given the highly regulated industry in which the funds operate, the Board has considered the breadth of the Adviser’s compliance program and related policies and procedures. The Board has reviewed various initiatives the Adviser’s compliance team undertook or continued in 2023, in part, to address new regulatory requirements, support international business growth and product development, enhance international trading capabilities, enhance monitoring capabilities in light of the new regulatory requirements and guidance and maintain a comprehensive training program. The Board has further considered, among other things, that other non-advisory services provided have included, among other things, board support and reporting; establishing and reviewing the services provided by other fund service providers (such as a fund’s custodian, accountant, and transfer agent); risk management, including reviews of the liquidity risk management and derivatives risk management programs; legal support services; regulatory advocacy; and cybersecurity, business continuity and disaster recovery planning and testing.

The Board Members considered that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Board Members considered the experience and expertise of the investment team expected to manage the Fund.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement.

B. Investment Performance

The Board Members considered that the Fund would be formed through the conversion of a Nuveen private fund that had been managed by the Sub-Adviser (the “Private Fund”); would be a closed-end fund structured as an interval fund (i.e., a continuously offered closed-end fund issuing shares not listed on a securities exchange); and intended to adopt the performance of the Private Fund, which had an inception date of September 30, 2022. The Board Members reviewed certain historical performance-related data pertaining to the Private Fund as of September 30, 2024 and considered, based on information provided by the Adviser, that the Fund was expected to be managed similarly to the Private Fund. Further, the Board Members reviewed certain historical performance-related data pertaining to a group of generally comparable closed-end funds (the “Comparable Funds Group”). Based on information provided by the Adviser, the Board Members considered that the Comparable Funds Group included both interval funds and listed closed-end funds, despite the structural differences between interval funds and other closed-end funds. Accordingly, based on information provided by the Adviser, the Board Members considered historical performance-related data pertaining to (1) the lowest cost share class of interval funds in the Comparable Funds Group; and (2) the listed closed-end funds in the Comparable Funds Group, in each case as of September 30, 2024. In addition, based on information provided by the Adviser, the Board Members considered differences between the Fund’s investment mandate and the investment mandates of the funds in the Comparable Funds Group.

C. Fees, Expenses and Profitability

1.	Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Board Members considered, among other things, the Fund’s proposed management fee structure and its expected net total expense ratio in absolute terms as well as compared with the fees and net total expense ratios of comparable funds. As indicated above, the Board Members were aware that the Fund would operate as an interval fund and that interval funds are continuously offered closed-end funds. Shares of interval funds typically do not trade in the secondary market, but instead, interval funds periodically offer to repurchase a specified portion of their shares. Based on information provided by the Adviser, the Board Members considered the Lipper category in which the Fund was expected to be included and considered that Lipper places interval funds in their respective closed-end fund categories despite the structural differences between interval funds and other closed-end funds. Further, based on information provided by the Adviser, the Board Members considered, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), in comparison to fee and expense data for, on a separate basis, (1) the lowest cost share class of interval funds in the expected Lipper category; (2) a group of interval funds that invest in collateralized loan obligation (“CLO”) debt; and (3) a listed closed-end fund that invests in CLO debt. The Board Members also considered the Fund’s proposed advisory fee in relation to that of the Private Fund. In addition, the Board Members considered the temporary expense cap proposed by the Adviser. Further, the Board Members considered the proposed sub-advisory fee for the Fund.

Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

The Board Members considered that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Board Members considered that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose generally includes assets attributable to the Fund’s use of leverage. The Board Members considered that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and, in turn, increasing the Adviser’s and the Sub-Adviser’s management fees), means that the Adviser and the Sub-Adviser may have a conflict of interest in determining whether to use or increase leverage. The Board Members considered, however, that the Adviser and the Sub-Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when they determine that such action would be in the best interests of the Fund, and by periodically reviewing with the Board the Fund’s performance and the impact of the use of leverage on that performance.

The Board Members considered the proposed management fee rate before any fund-level and complex-level breakpoints. In addition, the Board Members considered the Fund’s fund-level and complex-level breakpoint schedules (described in further detail below). Based on their review of the fee and expense information provided, the Board Members determined that the Fund’s proposed management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services expected to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board has considered that the Adviser, affiliated sub-advisers and/or their affiliate(s) provide investment management services to, in addition to the Nuveen funds and the TC funds, various other types of clients which may include: separately managed accounts, retail managed accounts, foreign funds (UCITS), other investment companies (as sub-advisers), limited partnerships and collective investment trusts. The Board has previously reviewed the equal weighted average fee or other fee data for the other types of clients managed in a similar manner to certain of the Nuveen funds and TC funds. The Board has considered the Adviser’s rationale for the differences in the management fee rates of the funds compared to the management fee rates charged to these other types of clients. In this regard, the Board has considered that differences, including but not limited to, the amount, type and level of services provided by the Adviser to the funds compared to that provided to other clients as well as differences in investment policies; regulatory, disclosure and governance requirements; servicing relationships with vendors; the manner of managing such assets; product structure; investor profiles; and account sizes all may contribute to variations in relative fee rates. Further, differences in the client base, governing bodies, distribution, jurisdiction and operational complexities also would contribute to variations in management fees assessed the funds compared to foreign fund clients. In addition, differences in the level of advisory services required for passively managed funds also contribute to differences in the management fee levels of such funds compared to actively managed funds. As a general matter, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board has considered the wide range of services in addition to investment management that the Adviser has provided to the funds compared to other types of clients as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. The Board has further considered that a sub-adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board has considered that the varying levels of fees are reasonable given, among other things, the more extensive services, regulatory requirements and legal liabilities, and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company compared to that required in advising other types of clients.

Further, as indicated above, the Fund was to be formed through the conversion of the Private Fund and, in considering the Fund’s proposed management fees, the Board Members considered the management fees of the Private Fund.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Board Members have considered various profitability data relating to the Fund Advisers’ services to the Nuveen funds. In this regard, the Board Members have reviewed the estimated profitability information of Nuveen as a result of its advisory services to the Nuveen funds overall as well as profitability data of certain other asset management firms. Such profitability information has included, among other things, gross and net revenue margins (excluding distribution) of Nuveen Investments, Inc. (“Nuveen Investments”) for services to the Nuveen funds on a pre-tax and after-tax basis for the 2023 and 2022 calendar years as well as the revenues earned (less any expense reimbursements/fee waivers) and expenses incurred by Nuveen Investments for its advisory activities to the Nuveen funds (excluding distribution) for the 2023 and 2022 calendar years. The Board Members have also considered the rationale for the change in Nuveen’s profitability from 2022 to 2023. In addition, the Board has reviewed the revenues, expenses and operating margin (pre- and after-tax) that the Adviser derived from its exchange-traded fund product line for the 2023 and 2022 calendar years.

In developing the profitability data, the Board Members have considered the subjective nature of calculating profitability as the information is not audited and is necessarily dependent on cost allocation methodologies to allocate expenses throughout the complex and among the various advisory products. Given there is no single universally recognized expense allocation methodology and that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results, the Board has reviewed, among other things, a description of the cost allocation methodologies employed to develop the financial information, a summary of the refinements Nuveen had made to the methodology that had occurred over the years from 2010 through 2021 to provide Nuveen’s profitability analysis, and a historical expense analysis of Nuveen Investments’ revenues, expenses and pre-tax net revenue margins derived from its advisory services to the Nuveen funds (excluding distribution) for the calendar years from 2017 through 2023. The Board of the Nuveen funds had also appointed two Board Members to serve as the Board’s liaisons to meet with representatives of the Adviser and review the development of the profitability data and to report to the full Board.

In addition, the Board has considered certain comparative operating margin data. In this regard, the Board has reviewed the operating margins of Nuveen Investments compared to the adjusted operating margins of a peer group of asset management firms with publicly available data and the most comparable assets under management (based on asset size and asset composition) to Nuveen. The Board has considered that the operating margins of the peers were adjusted generally to address that certain services provided by the peers were not provided by Nuveen. The Board has also reviewed, among other things, the net revenue margins (pre-tax) of Nuveen Investments on a company-wide basis and the net revenue margins (pre-tax) of Nuveen Investments derived from its services to the Nuveen funds only (including and excluding distribution) compared to the adjusted operating margins of the peer group for each calendar year from 2014 to 2023. In their review of the comparative data, the Board Members have considered the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from the profitability data, the Board has considered that the Adviser and TAL are affiliates of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser is a subsidiary of Nuveen, LLC, the investment management arm of TIAA, and TAL is an indirect wholly owned subsidiary of TIAA. Accordingly, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2023 and 2022 calendar years to consider the financial strength of TIAA. The Board has considered the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility. The Board has also considered the reinvestments the Adviser, its parent and/or other affiliates made into their business through, among other things, the investment of seed capital in certain funds, initiatives in international expansion, investments in infrastructure and continued investments in enhancements to technological capabilities.

The Board Members have considered the profitability of the Sub-Adviser from its relationships with the respective Nuveen funds. In this regard, the Board Members have reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and after-tax) for its advisory activities to the respective Nuveen funds for the calendar years ended December 31, 2023 and December 31, 2022. The Board Members have also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and after-tax) grouped by similar types of funds (such as municipal, taxable fixed income, equity, real assets and index/asset allocation) for the Sub-Adviser for the calendar years ending December 31, 2023 and December 31, 2022.

In evaluating the reasonableness of compensation, the Board Members have also considered the indirect benefits the respective Fund Adviser may receive as a result of its relationship with the funds in the fund complex, as discussed in further detail below.

The Board considered certain information regarding the expected profitability of the Fund for its first year of operations, including currently projected pre- and post-distribution margins.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board considered whether the Fund could be expected to benefit from any economies of scale. Although the Board has considered that economies of scale are difficult to measure with any precision and the rates at which certain expenses are incurred may not decline with a rise in assets, the Board has also considered that there are various methods that may be employed to help share the benefits of economies of scale, including, among other things, through the use of breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of funds at scale at inception and investments in the Adviser’s business which can enhance the services provided to the applicable funds for the fees paid. In this regard, the Board has considered that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component, each with its own breakpoint schedule, subject to certain exceptions. In general terms, the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the assets of eligible funds in the complex pass certain thresholds, even if the assets of a particular fund are unchanged or have declined. Accordingly, the Board Members considered the proposed management fees for the Fund taking into account the fund-level and complex-level breakpoint schedules. In addition, as indicated above, the Board Members considered the proposed temporary expense cap for the Fund.

In addition, the Board Members have considered the continued reinvestment in Nuveen/TIAA’s business to enhance its capabilities and services to the benefit of its various clients. The Board has understood that many of these investments were not specific to individual funds, but rather incurred across a variety of products and services pursuant to which the family of funds as a whole may benefit. The Board has further considered that the Adviser and its affiliates have provided certain additional services, including, but not limited to, services required by new regulations and regulatory interpretations, without raising advisory fees to the funds, and this has also been a means of sharing economies of scale with the funds and their shareholders.

Statement Regarding Basis for Approval of Investment Advisory Contract (continued)

Based on its review, the Board was satisfied that the proposed fee arrangements for the Fund were expected to appropriately share any economies of scale with the Fund’s shareholders.

E. Indirect Benefits

At the Meeting and/or prior meetings, the Board Members have received and considered information regarding various indirect benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the funds in the fund complex. These benefits have included, among other things, economies of scale to the extent the Adviser or its affiliates share investment resources and/or personnel with other clients of the Adviser. The Board Members considered that an affiliate of the Adviser would serve as the Fund’s principal underwriter and distributor. As indicated above, the Fund will operate as an interval fund, which is a continuously offered closed-end fund.

In addition, the Board Members have considered that the Adviser and Sub-Adviser may utilize soft dollar brokerage arrangements attributable to the respective funds to obtain research and other services for any or all of their clients. However, the Board Members have also considered that any benefits for the Adviser and/or Sub-Adviser attributable to soft dollar arrangements may be more limited with respect to transactions in fixed income securities as such securities generally trade on a principal basis and, therefore, do not generate brokerage commissions.

Based on its review, the Board concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable in light of the services expected to be provided.

F. Approval

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members concluded that the terms of the Investment Management Agreement and Sub-Advisory Agreement were reasonable, that the Fund Advisers’ fees were reasonable in light of the services expected to be provided to the Fund, and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

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Nuveen:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/interval-funds

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Nuveen Securities, LLC, member FINRA and SIPC I 333 West Wacker Drive | Chicago,IL 60606 | www.nuveen.com	4335686 RSA_CLO_0225

Item 2.	Code of Ethics.

Not applicable to this filing.

Item 3.	Audit Committee Financial Expert.

Not applicable to this filing.

Item 4.	Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable to this filing.

(a)(2)	Not applicable to this filing.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Enhanced CLO Income Fund

Date: May 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: May 7, 2025	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: May 7, 2025	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)